EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary

($ millions)

	4Q 2006	4Q 2005
Reported Net Income	$928	$1,152
EPS - Diluted	$1.09	$1.40
Core Net Income	$835	$1,116
EPS - Diluted	$0.98	$1.36
Total Worldwide Production (mboe/day)	616	546
Total Worldwide Crude Oil Realizations ($/BBL)	$51.18	$51.87
Domestic Natural Gas Realizations ($/MCF)	$5.64	$9.81
Wtd. Average Basic Shares O/S (mm)	846.4	810.9
Wtd. Average Diluted Shares O/S (mm)	852.6	823.3
	YTD 2006	YTD 2005
Reported Net Income	$4,182	$5,281
EPS - Diluted	$4.86	$6.45
Core Net Income	$4,349	$3,732
EPS - Diluted	$5.05	$4.56
Total Worldwide Production (mboe/day)	601	526
Total Worldwide Crude Oil Realizations ($/BBL)	$56.57	$49.18
Domestic Natural Gas Realizations ($/MCF)	$6.51	$7.11
Wtd. Average Basic Shares O/S (mm)	852.6	806.6
Wtd. Average Diluted Shares O/S (mm)	860.4	818.2
Shares Outstanding (mm)	839.9	804.2
Cash Flow from Operations	$6,300	$5,300

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2006 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$1,499	$—		$1,499
Chemical	156			156
Corporate
Interest expense, net	(51)	31	Debt purchases	(20)
Other	111	(90)	Sale of Lyondell shares	(87)
		(108)	Litigation settlements
Taxes	(794)	40	Deferred tax reversal - compensation programs	(713)
		41	Tax effect of adjustments
Income from continuing operations	921	(86)		835
Discontinued operations, net of tax	7	(7)	Discontinued operations, net	—
Net Income	$928	$(93)		$835
Basic Earnings Per Common Share
Income from continuing operations	$1.09
Discontinued operations, net	0.01
Net Income	$1.10			$0.99
Diluted Earnings Per Common Share
Income from continuing operations	$1.08
Discontinued operations, net	0.01
Net Income	$1.09			$0.98

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2005 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$1,796	$9	Hurricane insurance charge	$1,805
Chemical	165	6	Hurricane insurance charge	171
Corporate
Interest expense, net	(23)	1	Debt purchase expense	(22)
Other	(89)			(89)
Taxes	(743)	(6)	Tax effect of adjustments	(749)

Income from continuing operations	1,106	10		1,116
Discontinued operations, net of tax	46	(46)	Discontinued operations, net	—
Net Income	$1,152	$(36)		$1,116
Basic Earnings Per Common Share
Income from continuing operations	$1.36
Discontinued operations, net of tax	0.06
Net Income	$1.42			$1.38
Diluted Earnings Per Common Share
Income from continuing operations	$1.34
Discontinued operations, net of tax	0.06
Net Income	$1.40			$1.36

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2006 Twelve Months
Net Income (Loss)
($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$7,239	$—		$7,239
Chemical	901			901
Corporate
Interest expense, net	(131)	31	Debt purchases	(100)
Other	(108)	(90)	Sale of Lyondell shares	(306)
		(108)	Litigation settlements
Taxes	(3,466)	40	Deferred tax reversal - compensation programs	(3,385)
		41	Tax effect of adjustments
Income from continuing operations	4,435	(86)		4,349
Discontinued operations, net of tax	(253)	253	Discontinued operations, net	—
Net Income	$4,182	$167		$4,349
Basic Earnings Per Common Share
Income from continuing operations	$5.20
Discontinued operations, net	(0.30)
Net Income	$4.90			$5.10
Diluted Earnings Per Common Share
Income from continuing operations	$5.15
Discontinued operations, net	(0.29)
Net Income	$4.86			$5.05

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2005 Twelve Months
Net Income (Loss)
($ millions)

	Reported Income	Significant Items Affecting Income		Core Earnings
Oil & Gas	$5,968	$26	Contract settlement	$6,012
		18	Hurricane insurance charge
Chemical	607	159	Write-off of plants	777
		11	Hurricane insurance charge
Corporate
Interest expense, net	(201)	42	Debt purchase expense	(159)
Other	593	(140)	Sale of Lyondell shares	(246)
		(726)	Sale of Premcor-Valero shares
		10	Hurricane insurance charge
		15	Equity investment impairment
		2	Equity investment hurricane insurance charge
Taxes	(1,927)	(619)	Settlement of federal tax issue	(2,652)
		(335)	Tax reserves
		10	State tax issue
		219	Tax effect of adjustments
Income from continuing operations	5,040	(1,308)		3,732
Discontinued operations, net of tax	238	(238)	Discontinued operations, net	—
Change in accounting principles, net	3	(3)	Change in accounting principles	—
Net Income	$5,281	$(1,549)		$3,732
Basic Earnings Per Common Share
Income from continuing operations	$6.25
Discontinued operations, net of tax	0.30
Net Income	$6.55			$4.63
Diluted Earnings Per Common Share
Income from continuing operations	$6.16
Discontinued operations, net of tax	0.29
Net Income	$6.45			$4.56

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Items Affecting Comparability of Core Earnings Between Periods

The item(s) below are included in core earnings but are shown in this table because they affect the comparability of core earnings between periods.

Pre-tax Income / (Expense)	Fourth Quarter		Twelve Months
	2006	2005	2006	2005
Corporate
Environmental remediation	(23)	(33)	(47)	(62)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR TO-DATE
REPORTED INCOME	2006 QTR 4	2006 QTR 3	2005 QTR 4	2006 12 Months	2005 12 Months
Oil & Gas (a)	1,499	1,877	1,796	7,239	5,968
Chemicals	156	247	165	901	607
Corporate & other	60	(80)	(112)	(239)	392
Pre-tax income	1,715	2,044	1,849	7,901	6,967
Income tax expense
Federal and state	392	435	392	1,713	665
Foreign (a)	402	450	351	1,753	1,262
Total	794	885	743	3,466	1,927

Income from continuing operations	921	1,159	1,106	4,435	5,040
Worldwide effective tax rate	46%	43%	40%	44%	28%
CORE INCOME	2006 QTR 4	2006 QTR 3	2005 QTR 4	2006 12 Months	2005 12 Months
Oil & Gas (a)	1,499	1,877	1,805	7,239	6,012
Chemicals	156	247	171	901	777
Corporate & other	(107)	(80)	(111)	(406)	(405)
Pre-tax income	1,548	2,044	1,865	7,734	6,384
Income tax expense
Federal and state	311	435	398	1,632	1,390
Foreign (a)	402	450	351	1,753	1,262
Total	713	885	749	3,385	2,652

Core income	835	1,159	1,116	4,349	3,732
Worldwide effective tax rate	46%	43%	40%	44%	42%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2006 QTR 4	2006 QTR 3	2005 QTR 4	2006 12 Months	2005 12 Months
252	299	211	1,123	887

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2006 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth Quarter 2006	Third Quarter 2006	B / (W)
Oil & Gas	$1,499	$1,877	$(378)
Chemical	156	247	(91)
Corporate
Interest expense, net	(51)	(18)	(33)
Other	111	(62)	173
Taxes	(794)	(885)	91
Income from continuing operations	921	1,159	(238)
Discontinued operations, net	7	9	(2)
Net Income	$928	$1,168	$(240)
Earnings Per Common Share
Basic	$1.10	$1.37	$(0.27)
Diluted	$1.09	$1.36	$(0.27)
Worldwide Effective Tax Rate	46%	43%	-3%

OCCIDENTAL PETROLEUM
2006 Fourth Quarter Net Income (Loss)
Core Earnings Comparison

	Fourth Quarter 2006	Third Quarter 2006	B / (W)
Oil & Gas	$1,499	$1,877	$(378)
Chemical	156	247	(91)
Corporate
Interest expense, net	(20)	(18)	(2)
Other	(87)	(62)	(25)
Taxes	(713)	(885)	172
Net Income	$835	$1,159	$(324)
Core Earnings Per Common Share
Basic	$0.99	$1.36	$(0.37)
Diluted	$0.98	$1.35	$(0.37)
Worldwide Effective Tax Rate	46%	43%	-3%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Oil & Gas
Core Earnings Variance Analysis 4Q06 vs. 3Q06
($ millions)

[the following is a tabular representation of graphical materials]

2006 4th Quarter	$1,499
2006 3rd Quarter	1,877
$(378)
Sales Price	$(439)
Sales Volume/Mix	118
Exploration Expense	(26)
All Others *	(31)
TOTAL VARIANCE	$(378)

*DD&A rate increase (16) and higher operating expenses

OCCIDENTAL PETROLEUM
Chemical
Core Earnings Variance Analysis 4Q06 vs. 3Q06
($ millions)

[the following is a tabular representation of graphical materials]

2006 4th Quarter	$156
2006 3rd Quarter	247
$(91)
Sales Price	(48)

Sales Volume/Mix	(50)

Operations/Manufacturing	15

All Others	(8)
TOTAL VARIANCE	$(91)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2006 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth Quarter 2006	Fourth Quarter 2005	B / (W)
Oil & Gas	$1,499	$1,796	$(297)
Chemical	156	165	(9)
Corporate
Interest expense, net	(51)	(23)	(28)
Other	111	(89)	200
Taxes	(794)	(743)	(51)
Income from continuing operations	921	1,106	(185)
Discontinued operations, net	7	46	(39)
Net Income	$928	$1,152	$(224)
Earnings Per Common Share
Basic	$1.10	$1.42	$(0.32)
Diluted	$1.09	$1.40	$(0.31)
Worldwide Effective Tax Rate	46%	40%	-6%

OCCIDENTAL PETROLEUM
2006 Fourth Quarter Net Income (Loss)
Core Earnings Comparison

	Fourth Quarter 2006	Fourth Quarter 2005	B / (W)
Oil & Gas	$1,499	$1,805	$(306)
Chemical	156	171	(15)
Corporate
Interest expense, net	(20)	(22)	2
Other	(87)	(89)	2
Taxes	(713)	(749)	36
Net Income	$835	$1,116	$(281)
Core Earnings Per Common Share
Basic	$0.99	$1.38	$(0.39)
Diluted	$0.98	$1.36	$(0.38)
Worldwide Effective Tax Rate	46%	40%	-6%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Oil & Gas
Core Earnings Variance Analysis 4Q06 vs. 4Q05
($ millions)

[the following is a tabular representation of graphical materials]

2006 4th Quarter	$1,499
2005 4th Quarter	1,805
$(306)
Sales Price	$(276)
Sales Volume/Mix	88
Exploration Expense	18

All Others *	(136)
TOTAL VARIANCE	$(306)

*DD&A rate increase (60) and higher operating expenses

OCCIDENTAL PETROLEUM
Chemical
Core Earnings Variance Analysis 4Q06 vs. 4Q05
($ millions)

[the following is a tabular representation of graphical materials]

2006 4th Quarter	$156
2005 4th Quarter	171
	$(15)
Sales Price	$(96)
Sales Volume/Mix	(52)

Operations/Manufacturing	148	*

All Others	(15)
TOTAL VARIANCE	$(15)

* Lower feedstock and engery costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2006	2005	2006	2005
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	94	78	86	76
Permian	167	170	167	161
Horn Mountain	11	14	12	13
Hugoton and other	3	3	3	4
Total	275	265	268	253
Natural Gas (MMCF)
California	261	247	256	242
Hugoton and other	142	139	138	133
Permian	190	180	194	170
Horn Mountain	6	6	7	8
Total	599	572	595	553
Latin America
Crude Oil (MBL)
Argentina	35	—	33	—
Colombia	44	36	38	36
Total	79	36	71	36
Natural Gas (MMCF)
Argentina	17	—	17	—
Bolivia	18	—	17	—
	35	—	34	—
Middle East / North Africa
Crude Oil (MBL)
Oman	19	13	18	17
Qatar	44	42	43	42
Yemen	26	24	29	28
Libya	24	24	23	8
Total	113	103	113	95
Natural Gas (MMCF)
Oman	25	25	30	44
Other Eastern Hemisphere
Crude Oil (MBL)
Pakistan	4	5	4	5
Natural Gas (MMCF)
Pakistan	76	77	76	77
Barrels of Oil Equivalent (MBOE)
Subtotal consolidated subsidiaries	594	521	578	501
Other interests
Colombia – minority interest	(6)	(4)	(5)	(4)
Russia – Occidental net interest	26	28	27	28
Yemen – Occidental net interest	2	1	1	1
Total worldwide production (MBOE)	616	546	601	526

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2006	2005	2006	2005
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	52.68	52.93	58.13	50.21
Natural gas ($/MCF)	5.64	9.81	6.51	7.11
Latin America
Crude Oil ($/BBL)	46.80	51.54	52.40	51.18
Natural Gas ($/MCF)	2.26	—	2.00	—
Middle East / North Africa
Crude Oil ($/BBL)	57.21	53.08	61.58	49.88
Natural Gas ($/MCF)	0.97	0.97	0.97	0.96
Other Eastern Hemisphere
Crude Oil ($/BBL)	50.15	51.36	56.70	46.84
Natural Gas ($/MCF)	2.96	2.50	2.94	2.44
Total Worldwide
Crude Oil ($/BBL)	51.18	51.87	56.57	49.18
Natural Gas ($/MCF)	4.86	8.37	5.50	5.98
	Fourth Quarter		Twelve Months
	2006	2005	2006	2005
Exploration Expense
Domestic	$33	$32	$108	$163
Latin America	5	31	17	42
Middle East / North Africa	44	38	134	47
Other Eastern Hemisphere	18	17	36	62
TOTAL	$100	$118	$295	$314

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
Capital Expenditures ($MM)	2006	2005	2006	2005
Oil & Gas
California	$169	$110	$545	$380
Permian	200	137	614	408
Other - U.S.	58	70	252	183
Latin America	123	32	346	98
Middle East / North Africa	306	292	929	982
Other Eastern Hemisphere	23	14	35	86
Chemicals	122	79	251	173
Corporate	12	7	33	14
TOTAL	$1,013	$741	$3,005	$2,324
Depreciation, Depletion &	Fourth Quarter		Twelve Months
Amortization of Assets ($MM)	2006	2005	2006	2005
Oil & Gas
Domestic	$271	$199	$926	$707
Latin America	79	18	275	55
Middle East / North Africa	134	90	525	347
Other Eastern Hemisphere	9	12	35	42
Chemicals	65	64	260	251
Corporate	7	4	21	20
TOTAL	$565	$387	$2,042	$1,422

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	31-Dec-06	31-Dec-05
CAPITALIZATION
Long-Term Debt (including current maturities)	$2,790	$2,919
Subsidiary Preferred Stock	75	75
Others	25	25
Total Debt	$2,890	$3,019
EQUITY	$19,184	$15,032
Total Debt To Total Capitalization	13%	17%

Investor Relations Supplemental Schedules

See the investor relations supplemental schedules for the reconciliation of non-GAAP items. Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this filing. Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.